Exhibit 99.26

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
April 30, 2001



Expected B Maturity 4/15/08


Blended Coupon 5.0460%


Excess Protection Level
3 Month Average   7.57%
April, 2001   7.75%
March, 2001   7.63%
February, 2001   7.35%


Cash Yield19.61%


Investor Charge Offs 4.98%


Base Rate 6.89%


Over 30 Day Delinquency 4.89%


Seller's Interest 9.33%


Total Payment Rate13.70%


Total Principal Balance$58,171,313,434.78


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$5,425,622,873.29